                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 6, 1995



                            THE TOPPS COMPANY, INC.
            (Exact name of registrant as specified in its charter)





   Delaware                          0-15817                  11-2849283
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)          Identification No.)
incorporation)




One Whitehall Street, New York, New York                 10004
(Address of principal executive offices);              (Zip Code)




Registrant's telephone number, including area code: 212-376-0300



                                 Not Applicable
         (Former name or former address, if changed from last report)


      Page 1 of a total of_____ pages.  Exhibit index appears on page _.













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Item 7.  Financial Statements and Exhibits

        (a) Exhibits:

        Exhibit 1 Cash Collateral Agreement, dated June 30, 1995, between The Topps Company, Inc. and NationsBank, N.A. (Carolinas)*



_________________

* This exhibit replaces the agreement previously filed as Exhibit 5 to the Registrant's Current Report on Form 8-K, filed on July 10, 1995.























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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         THE TOPPS COMPANY, INC.



                         By: /s/ John Perillo
                         Name: John Perillo
                         Title: Vice President - Operations


July 10, 1995

















































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                                 EXHIBIT INDEX



                                                                                                           Page No.
                                                                                                        In Sequentially
        Exhibit No.                                   Description                                      Numbered Schedule


             1 Cash Collateral Agreement, dated June 30, 1995, between The Topps Company, Inc. and NationsBank, N.A.
                            (Carolinas)*



_____________________
* This exhibit replaces the agreement previously filed as Exhibit 5 to the Registrant's Current Report on Form 8-K, filed on July 10, 1995.